SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 13, 2002


                    The Interpublic Group of Companies, Inc.
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                     1-6686                13-1024020
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 (State or Other Jurisdiction      (Commission File          (IRS Employer
       of Incorporation)                Number)           Identification No.)


1271 Avenue of the Americas, New York, New York                  10020
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    (Address of Principal Executive Offices)                  (Zip Code)


        Registrant's telephone number, including area code: 212-399-8000


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          (Former Name or Former Address, if Changed Since Last Report)

Item 9.  Regulation FD Disclosure.

         On August 13, 2002, The Interpublic Group of Companies, Inc., in connection with a telephone conference with investors, made available via the internet a slide show relating to its second quarter 2002 results. The text contained in this slide show is attached hereto as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          THE INTERPUBLIC GROUP OF
                                              COMPANIES, INC.


Date: August 14, 2002                     By: /s/ Nicholas J. Camera
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                                              Nicholas J. Camera
                                              SENIOR VICE PRESIDENT,
                                              GENERAL COUNSEL AND
                                              SECRETARY